SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
                                     1934.



                        Date of report: September 9, 2002




                          Sonic Jet Performance, Inc.
    ------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


Colorado                                    84-1383888
---------------------------------           -----------------------------
(State or Other Jurisdiction of             (I.R.S. Employer identification No.)
Incorporation or Organization)

                 15662 Commerce Lane, Huntington Beach, CA 92649
     ----------------------------------------------------------------------
              (Address of principal executive offices) (ZIP Code)


                                 (714) 895-0944
                    ----------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
                          ---------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 1.           CHANGE IN CONTROL OF REGISTRANT

                           NONE


ITEM  2.          ACQUISITION OR DISPOSAL OF ASSETS

        On June 13, 2002, Sonic Jet Performance, Inc. ("Sonic Jet") Entered into a Stock Purchase Agreement with Technical Solutions G, Inc. a Nevada Corporation ("TSG"), Garth Barrett, an individual, and TS Group, LLC, a Texas Limited Liability Company (hereinafter collectively known as the "Seller") whereby Sonic Jet purchased 100% of the issued and outstanding common stock from.

        In exchange for the Common Stock of Seller, Sonic Jet agrees to deliver Four Hundred Thousand Dollars ($400,000) of working capital and exchange six million shares (6,000,000) of Sonic Jet. The shares will be allocated as follows:

        (i)Garth Barrett, to receive 2,000,000 share of Sonic Jet Common Stock in exchange for 8,000 shares of TSG Common Stock.

(ii) TS Group, LLC to receive (4,000,000) share of Sonic Jet Common Stock which is subject to a security interest from a note due to TSG from TS Group.

As a result of the transactions TSG will become a wholly owned subsidiary of Sonic Jet. TSG manufactures a line of specialty vehicles for the military and law enforcement markets. Sonic and Shareholders agree that the structure for the acquisition of TSG shares by Sonic will be deemed a tax-free transaction.


ITEM  3.          BANKRUPTCY OR RECEIVERSHIP

                           NONE


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFIYING ACCOUNTING

                           NONE


ITEM 5.  OTHER EVENTS

                           NONE


ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS


                            NONE

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of businesses acquired:

The financial statements required by this item are not included herewith and will be filed within 60 days of the required filing date of this Form 8-K.


(b) Pro forma financial information:


Sonic Jet Performance, Inc. Consolidated Balance Sheet (assets)         F-2
Sonic Jet Performance, Inc. Consolidated Balance Sheet (liabilities)    F-3
Sonic Jet Performance, Inc. Consolidated Statement of Operations        F-4
Notes to Pro Forma Financial Statements                                 F-5


(c) Exhibits:

2.1 Stock Purchase Agreement between, Sonic Jet
Performance, Inc., a Colorado corporation ("Sonic"), and Technical Solutions Group, Inc.
a Nevada Corporation ("TSG"), Garth Barrett, an individual, and TS Group, LLC, a Texas Limited Liability Company (collectively referred to as the "Sellers").


ITEM 8.  CHANGE IN FISCAL YEAR

         None.


ITEM 9.  REGULATION FD DISCLOSURE

         None.

                  Sonic Jet Performance, Inc. and Subsidiaries
                   Pro Forma Consolidated Financial Statements

                  For the Six-Month Period Ended June 30, 2002

                          Michael Johnson & Co., LLC.
                        9175 E. Kenyon Avenue, Suite 100
                                Denver, CO 80237
                              Phone: 303-796-0099
                               Fax: 303-796-0137





                      PRO FORMA CONSOLIDATED FINANCIAL DATA



The Unaudited Pro Forma Consolidated Balance Sheet and the Unaudited Consolidated Statement of Operations of Sonic Jet Performance, Inc. ("the Company") have been prepared to illustrate the estimated effect of the acquisition of Technical Solutions Group, Inc. (TSG) as if it had occurred on January 1, 2002. The acquisition was accounted for by the purchase method of accounting. The Pro Forma Financial Statements do not purport to be indicative of the results of operations or financial position of the Company that would have actually been obtained had such transactions been completed as of the assumed dates and for the period presented, or which may be obtained in the future. The pro forma adjustments are described in the accompanying notes and are based upon available information and certain assumptions that the Company believes are reasonable.

A preliminary allocation of the purchase price has been made to major categories of assets and liabilities in the accompanying Pro Forma Financial Statements based on available information. The actual allocation of purchase price and the resulting effect on income from operations may differ significantly from the pro forma amounts included herein. These pro forma adjustments represent the Company's preliminary determination of purchase accounting adjustments and are based upon available information and certain assumptions that the Company believes to be reasonable. Consequently, the amounts reflected in the Pro Forma Financial Statements are subject to change, and the final amounts may differ substantially.

The accompanying Pro Forma Consolidated Financial Statements should be read in conjunction with the historical financial statements and related notes thereto for Sonic Jet Performance, Inc. and Technical Solutions Group, Inc.





/s/ Michael Johnson & Co., LLC.
Michael Johnson & Co., LLC.
Denver, Colorado
September 5, 2002


                    SONIC JET PERFORMANCE, INC. AND SUBSIDIARIES
                        Pro Forma Consolidated Balance Sheet
                                   June 30, 2002




                                 Sonic Jet        Technical                  Pro          Pro Forma
                                  Performance,     Solution Group,          Forma        Consolidated
                                  Inc.             Inc.                  Adjustments       Balances
                                -------------    -------------           -----------------------------
ASSETS:

Current Assets:
  Cash                              $ 90,711          $ 3,102                    $ -         $ 93,813
  Restricted cash                    166,457                -                      -          166,457
  Accounts receivable                 86,582            1,338                      -           87,920
  Note Receivable                          -          458,729                      -          458,729
  Investment                          50,000                -      (3)       (50,000)               -
  Inventories                        182,970                -                      -          182,970
  Other current assets                 2,506                -                      -            2,506
                                -------------    -------------           ------------    -------------
     Total Current Assets            579,226          463,169                (50,000)         992,395
                                -------------    -------------           ------------    -------------

     Property and Equipment, net   1,109,217          214,892                      -        1,324,109
                                -------------    -------------           ------------    -------------

Other Assets:
  Acquisition                              -                -      (1)     1,200,000        1,200,000
  Licensing rights                   267,500                -                      -          267,500
                                -------------    -------------           ------------    -------------
   Total Other Assets                267,500                -              1,200,000        1,467,500
                                -------------    -------------           ------------    -------------

TOTAL ASSETS                     $ 1,955,943        $ 678,061             $1,150,000      $ 3,784,004
                                =============    =============           ============    =============




                          SONIC JET PERFORMANCE, INC. AND SUBSIDIARIES
                              Pro Forma Consolidated Balance Sheet
                                         June 30, 2002
                                          (Unaudited)



                                                        Sonic Jet         Technical                Pro         Pro Forma
                                                      Performance,      Solution Group,           Forma        Consolidated
                                                          Inc.              Inc.                Adjustments     Balances
                                                      --------------    --------------          -----------    -----------
LIABILITIES AND STOCKHOLDERS'  EQUITY:

Current Liabilities:
  Accounts payable                                        $ 421,416         $ 746,481                  $ -     $ 1,167,897
  Advance from Customers                                          -           974,980                    -        974,980
  Accrued payroll taxes                                      50,575                 -                    -         50,575
  Accrued interest and other expenses                       255,254            47,396                    -        302,650
   Line of credit                                                 -            81,314                    -         81,314
   Loan from shareholder                                     55,000            15,689                    -         70,689
                                                      --------------    --------------          -----------    -----------
   Total Current Liabilities                                782,245         1,865,860                    -      2,648,105
                                                      --------------    --------------          -----------    -----------

Long-term Liabilities;
  Notes Payable                                                   -           799,700     (3)      (50,000)       749,700
                                                      --------------    --------------          -----------    -----------
  Total Long-term Liabilities                                     -           799,700              (50,000)       749,700
                                                      --------------    --------------          -----------    -----------

TOTAL LIABILITIES                                           782,245         2,665,560              (50,000)     3,397,805
                                                      --------------    --------------          -----------    -----------

Stockholders'  Equity:
   Preferred stock                                          365,000                 -                    -        365,000
   Common stock                                          12,648,235            24,000     (2)      (24,000)    13,848,235
                                                                                    -     (1)    1,200,000
    Additional Paid in Capital                                    -           458,729     (2)     (458,729)             -
    Accumulated deficit                                 (11,839,537)       (2,470,228)    (2)      482,729     (13,827,036)
                                                                        --------------          -----------
                                                      --------------                                           -----------
Total Stockholders' Equity                                1,173,698        (1,987,499)           1,200,000        386,199
                                                      --------------    --------------          -----------    -----------
                                                                                                                        -
TOTAL LIABILITIES AND STOCKHOLDERS'  EQUITY             $ 1,955,943         $ 678,061           $ 1,150,000    $ 3,784,004
                                                      ==============    ==============          ===========    ===========



                             SONIC JET PERFORMANCE, INC. AND SUBSIDIARIES
                            Pro Forma Consolidated Statement of Operations
                                For the Six-Months Ended June 30, 2002
                                            (Unaudited)


                                                   Sonic Jet           Technical             Pro                 Pro
                                                  Performance          Solutions            Forma               Forma
                                                     Inc.             Group, Inc.        Adjustments           Combined
                                                ----------------     ---------------   -----------------    ---------------

REVENUES:                                             $ 362,632           $ 748,700                 $ -        $ 1,111,332

COST OF SALES                                           209,614           1,058,568                   -          1,268,182
                                                ----------------     ---------------   -----------------    ---------------

GROSS PROFIT                                            153,018            (309,868)                  -           (156,850)
                                                ----------------     ---------------   -----------------    ---------------

OPERATING EXPENSES:
Sales, General and Administrative                     1,018,189             969,804                   -          1,987,993
                                                ----------------     ---------------   -----------------    ---------------
Total Operating Expenses                              1,018,189             969,804                   -          1,987,993
                                                ----------------     ---------------   -----------------    ---------------
                                                                                                                         -
Net Loss from Operations                               (865,171)         (1,279,672)                  -         (2,144,843)
                                                                                                                         -
OTHER INCOME/EXPENSES                                                                                                    -
Other income                                             31,426                  52                   -             31,478
Interest income                                           3,213                   -                   -              3,213
Interest expenses                                             -             (18,363)                  -            (18,363)
                                                ----------------     ---------------   -----------------    ---------------
                                                         34,639             (18,311)                  -             16,328
                                                ----------------     ---------------   -----------------    ---------------
                                                                                                                         -
NET LOSS                                             $ (830,532)        $(1,297,983)                $ -        $(2,128,515)
                                                ================     ===============   =================    ===============

Net Loss Per Share                                      $ (0.03)            $ (0.21)                               $ (0.06)
                                                ================     ===============                        ===============

Weighted average number of
  shares outstanding                                 27,928,115           6,000,000                             33,928,115
                                                ================     ===============                        ===============


Notes to the Pro Forma Balance Sheet at June 30, 2002

(1) The estimated purchase price and preliminary adjustments to historical book value of Sonic Jet Performance as a result of the TSG acquisition as follows:

         Purchase price:
           Estimate value of stock issued                            $1,200,000
           Book value of net assets acquired                          1,172,245
           Adjustment to reflect fair market value of net assets     (1,172,245)
                                                                     ----------
         Purchase price in excess of net assets acquired             $1,200,000
                                                                     ==========

         Preliminary allocation of purchase price in excess of net assets required:
           Estimated goodwill                                        $1,200,000

(2) The adjustments to additional paid-in capital, accumulated deficit, and capital stock as a result of the TSG acquisition:

         Elimination of TSG additional paid in capital              $(458,729)
         Elimination of TSG pre business combination
            accumulated deficit                                       482,729
         Elimination of TSG capital stock                             (24,000)
                                                                    ----------
         Total                                                       $      0
                                                                     =========


(3) The adjustments to eliminate intercompany receivables and payables as a result of the TSG acquisition:

         Investment                                                    $(50,000)
         Notes Payable                                                   50,000
                                                                       ---------
         Total                                                         $      0
                                                                       =========

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, The Registrant has duly caused this report to be signed on its behalf by theTundersigned, thereunto duly authorized.

                                     SONIC JET PERFORMANCE, INC.

                                     By: /s/ Madhava Rao Mankal
                                         -----------------------------------
                                         Date:  September 9, 2002
                                         Madhava Rao Mankal,
                                         Chief Financial Officer/Secretary